UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2008
GTx, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

005-79588	62-1715807

(Commission File Number)	(I.R.S. Employer Identification No.)
3 N. Dunlap Street
Van Vleet Building
Memphis, Tennessee 38163

(Address of Principal Executive Office, Including Zip Code)
(901) 523-9700

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name Or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     On December 30, 2008, GTx, Inc. issued a press release announcing the submission of a New Drug Application with the U.S. Food and Drug Administration (FDA) for toremifene 80 mg, an oral selective estrogen receptor modulator (SERM), for the prevention of bone fractures in men with prostate cancer on androgen deprivation therapy (ADT). A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated December 30, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Date: December 30, 2008
	By:	/s/ Henry P. Doggrell

	Name:	Henry P. Doggrell
	Title:	Vice President, General Counsel/Secretary